SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 11, 1997

       First Deposit National Bank on behalf of the Providian Master Trust
                   (formerly the First Deposit Master Trust)
                (Issuer in respect of the Providian Master Trust
                 5.75% Asset-Backed Certificates, Series 1993-2
               Remarketed Asset-Backed Certificates, Series 1993-3
                 6.90% Asset-Backed Certificates, Series 1994-1
             Floating Rate Asset-Backed Certificates, Series 1995-1
                 6.05% Asset-Backed Certificates, Series 1995-2
             Floating Rate Asset-Backed Certificates, Series 1996-1
             Floating Rate Asset-Backed Certificates, Series 1997-1 Floating Rate Asset-Backed Certificates, Series 1997-2 Floating Rate Asset-Backed Certificates, Series 1997-3)

               (Exact name of registrant as specified in charter)

                                    33-59922
                                    33-84844
                                    33-99462
United States of America            333-22131                 02-0118519
(State or other jurisdiction of    (Commission              (I.R.S. Employer
incorporation or organization)       File No.)              Identification No.)

295 Main Street
Tilton, New Hampshire                                03276
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (603) 286-4348


                                 Not Applicable
         (Former name or former address, if changed since last report)


Item 5. Other Events.

Exhibit 4.1 Series 1997-3 Supplement dated as of June 1, 1997 to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended, among First Deposit National Bank, Seller and Servicer, Providian National Bank, Seller, and Bankers Trust Company, Trustee

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.


                                             PROVIDIAN MASTER TRUST

                                             By: FIRST DEPOSIT NATIONAL BANK,
                                                 Servicer


                                             By:  /s/ Robert W. Molke
                                                  ----------------------
                                                  Robert W. Molke
                                                  Vice President


Date: June 19, 1997

                                  EXHIBIT INDEX


Exhibit No.


Exhibit 4.1 Series 1997-3 Supplement dated as of June 1,
            1997 to the Pooling and Servicing Agreement dated as of June 1, 1993, as amended, among First Deposit National Bank, Seller and
            Servicer, Providian National Bank, Seller, and
            Bankers Trust Company, Trustee